Exhibit T3E.2

DUNE ENERGY, INC.

LETTER OF TRANSMITTAL, CONSENT AND

POWER OF ATTORNEY

relating to tender of

10 1/2% SENIOR SECURED NOTES DUE 2012

(CUSIP NUMBER 265338 AC 7)

in exchange for

COMMON STOCK, PAR VALUE $0.001 PER SHARE

SERIES C CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001 PER SHARE

FLOATING RATE SENIOR SECURED NOTES DUE 2016 OR CASH

and

CONSENT SOLICITATION

and

POWER OF ATTORNEY

The time by which holders must tender existing 10 1/2% Senior Secured Notes due 2012 (the “Old Notes” or “Senior Secured Notes”) in order to receive the consideration described in the accompanying Offering Memorandum and Disclosure Statement and this Letter of Transmittal, Consent and Power of Attorney (this “Letter of Transmittal”) to be received by the Exchange Agent is 11:59 P.M., New York City time, on December 13, 2011, unless extended (the “Expiration Time”). Holders may withdraw tendered Old Notes at any time prior to the Expiration Time, but may not do so after the Expiration Time.

Deliver to the Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand Delivery, Overnight Courier or Mail:	By Facsimile Transmission (for Eligible Institutions only):

65 Broadway, Suite 404 New York, NY 10006 Attn: Corporate Actions	(212) 430-3775/3779 Attention: Corporate Actions Confirm by telephone: (212) 430-3774

Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL (OR THE DELIVERY BY DTC OF AN AGENT’S MESSAGE IN LIEU THEREOF) DOES NOT AUTOMATICALLY CONSTITUTE A VOTE IN FAVOR OF THE PLAN OF REORGANIZATION. HOLDERS OF OLD NOTES DESIRING TO VOTE WITH RESPECT TO THE PLAN OF REORGANIZATION, INCLUDING THE CONSENTING OLD NOTEHOLDERS, MUST ALSO COMPLETE AND SUBMIT THE BALLOT ATTACHED TO THE OFFERING MEMORANDUM AS ANNEX D.

Dune Energy, Inc. is offering to consummate the exchange offer in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 3(a)(9) thereof and an exemption from state securities law requirements by virtue of Section 18(b)(4)(C) of the Securities Act.

The offer to consummate the exchange offer is not being made to, nor will we accept tenders of Old Notes from, holders in any jurisdiction in which the exchange offer or acceptance thereof would not be in compliance with the securities or “blue sky” laws of such jurisdiction.

Dune Energy, Inc. (“Dune” or the “Company”) is offering to exchange all validly tendered and accepted (and not validly withdrawn) 10 1/2% Senior Secured Notes due 2012 for shares of the Company’s common stock, par value $0.001 per share (the “common stock”), shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “New Preferred Stock”) and, at the Company’s option, either Floating Rate Senior Secured Notes due 2016 (the “New Notes”) or cash. Subject to the terms and conditions of the Offer (as defined below) and consent solicitation described in the accompanying Offering Memorandum and Disclosure Statement dated November 14, 2011 (the “Offering Memorandum”), in exchange for each $1,000 principal amount of Old Notes that is tendered and accepted, each holder of Old Notes (each, a “Holder” and collectively, the “Holders”) will receive 836.8739 shares of common stock, 0.83333 shares of New Preferred Stock and, at the Company’s option, either $166.67 principal amount of New Notes or a cash payment of $166.67. No fractional consideration will be issued in exchange for Old Notes tendered into the Offer. Any fractional shares of common stock, shares of New Preferred Stock, New Notes or cash will be rounded to the nearest whole share or dollar as applicable, with amounts of 0.5 or more being rounded up to the next nearest whole share or dollar, as applicable, and amounts of less than 0.5 being rounded down. No amounts will be paid in connection with such tender for any accrued and unpaid interest on the Old Notes, but interest will be payable on the New Notes from the date of the issuance of the New Notes. The common stock, New Preferred Stock and either New Notes or cash issued in exchange for Old Notes are sometimes collectively referred to in this Letter of Transmittal as the “consideration.” The exchange of the Old Notes for the consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the “Offer.” If the Offer is not consummated, the Company may file a prepackaged bankruptcy Plan of Reorganization (the “Plan of Reorganization”), and the Old Notes will be treated as set forth in the Plan of Reorganization as further described in the Offering Memorandum.

New Notes, if any, will be issued in minimum denominations of $1,000 and whole multiples of $1.00 in excess thereof.

Certain terms used but not otherwise defined in this Letter of Transmittal have the respective meanings given to them in the Offering Memorandum.

This Letter of Transmittal is to be used to tender Old Notes in the Offer if such Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Unless you intend to tender Old Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the actions you desire to take with respect to the Offer.

Holders of Old Notes tendering Old Notes by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an “agent’s message” (as more fully described below) to the Exchange Agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message.

By tendering Old Notes pursuant to the Offer, Holders will confirm their consent to certain proposed amendments to the Indenture and the Collateral Agreements, as set forth in the Offering Memorandum (and of which a summary description is set forth in Annex B to this Letter of Transmittal) (the “Proposed Amendments”). Accordingly, the completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes confirmation of a consent to the Proposed Amendments with respect to the tendered Old Notes.

In addition, the completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the appointment of James A. Watt and Frank T. Smith, Jr., and each of them, as power of attorney to execute a written consent of common stockholders described in the Offering Memorandum under “Recapitalization After the Offer” (the “Written Consent of Common Stockholders”) to effect certain amendments to Dune’s certificate of incorporation with respect to shares of common stock received as consideration in the Offer as more fully described in the Offering Memorandum.

As more fully described in the Offering Memorandum, pursuant to the Noteholder Restructuring Support Agreement, the Consenting Old Noteholders are required vote in favor of the Plan of Reorganization in addition to tendering their Old Notes in the Offer. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL (OR THE DELIVERY BY DTC OF AN AGENT’S MESSAGE IN LIEU THEREOF) DOES NOT AUTOMATICALLY CONSTITUTE A VOTE IN FAVOR OF THE PLAN OF REORGANIZATION. HOLDERS OF OLD NOTES DESIRING TO VOTE WITH RESPECT TO THE PLAN OF REORGANIZATION, INCLUDING THE CONSENTING OLD NOTEHOLDERS, MUST ALSO COMPLETE AND SUBMIT THE BALLOT ATTACHED TO THE OFFERING MEMORANDUM AS ANNEX D.

Subject to the terms and conditions of the Offer and applicable law, Dune will deposit with the Exchange Agent, as more fully described in the Offering Memorandum, the consideration.

Assuming the conditions to the Offer are satisfied or waived, Dune will issue common stock, New Preferred Stock and New Notes, if any, in book-entry form promptly following the Expiration Time.

The Exchange Agent will act as agent for the tendering Holders for the purpose of (a) receiving the consideration from Dune and (b) delivering the consideration (in book-entry form, as applicable) to or at the direction of those Holders. The Exchange Agent will make these deliveries on the same day it receives the consideration with respect to Old Notes accepted for exchange, or as soon thereafter as practicable.

The term “Holder” with respect to the Offer and the related consents to the Proposed Amendments means any person in whose name Old Notes are registered on the books of Dune or any other person who has obtained a properly completed bond power from the registered holder of the Old Notes. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Proposed Amendments. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

If you are a beneficial owner of Old Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Old Notes tendered in the Offer, to consent to the Proposed Amendments and grant the powers of attorney described herein, you must contact your nominee and instruct the nominee to tender such Old Note, confirm the related consents on your behalf, and grant the powers of attorney described herein. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex C for this purpose.

Please read the entire Letter of Transmittal and the Offering Memorandum carefully before completing this Letter of Transmittal.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal and copies of the instruments setting forth the Proposed Amendments to the Existing Indenture and the Collateral Agreements) may be directed to Global Bondholder Services Corporation, as the Information Agent at the following address and telephone number:

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll free (866)-470-4200

To effect a valid tender of Old Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney are Confirmed” below and sign this Letter of Transmittal where indicated.

The common stock, New Preferred Stock and New Notes, if any, will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below. Assuming the conditions to the Offer are satisfied or waived, Dune will issue common stock, New Preferred Stock and New Notes, if any, in book-entry form promptly following the Expiration Time. Failure to provide the information necessary to effect delivery of the consideration will render a tender defective and Dune will have the right, which it may waive, to reject such tender.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED AND IN RESPECT OF WHICH CONSENT AND POWERS OF ATTORNEY ARE CONFIRMED

TENDERED OLD NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTES.	CERTIFICATE NUMBER*	TOTAL PRINCIPAL AMOUNT HELD	PRINCIPAL TENDERED**

*	The certificate number need not be provided by book-entry holders.
**	Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders will be accepted only in integral multiples of $1,000.

[ ]	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ]	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering

Institution:

Account

Number:

Transaction Code

Number:

By crediting the Old Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Offer, including, if applicable, transmitting to the Exchange Agent an agent’s message in which the Holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations, warranties and powers) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby (a) tenders to Dune, upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of Old Notes indicated in the table above entitled “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney Confirmed” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes indicated in such table), (b) confirms the undersigned’s consent, with respect to such principal amount or amounts of Old Notes, to (i) the Proposed Amendments to the Indenture and the Collateral Agreements (of which a summary description is set forth in Annex B to this Letter of Transmittal) and (ii) the execution and delivery of the instruments effecting such Proposed Amendments, in each case, as described in the Offering Memorandum and (c) grants the power of attorney set forth below with respect to any and all shares of common stock to be received as consideration in the Offer for the sole purpose of signing and delivering the Written Consent of Common Stockholders.

If you tender your Old Notes into the Offer, you are also delivering your Consents with respect to the Proposed Amendments and granting the power of attorney set forth below with respect to all shares of common stock to be received as consideration in the Offer.

Tenders of Old Notes may be withdrawn prior to the Expiration Time. Any Old Note validly withdrawn pursuant to the terms of the Offer will not be considered validly tendered for any purpose unless and until such Old Note is again validly tendered pursuant to this Offer.

The undersigned understands that Dune’s obligations to consummate the Offer for Old Notes are conditioned upon, among other things, (i) holders of not less than 98% in aggregate principal amount of the Old Notes having validly tendered (and not validly withdrawn) their Old Notes into the Offer, (ii) receipt by the Company from the holders of at least 66?% of the issued and outstanding shares of our 10% Senior Redeemable Convertible Preferred Stock, par value $0.001 per share, of (A) approval of the terms of the Offer and (B) written consent to amend the certificate of designation of our Old Preferred Stock to provide for the automatic conversion of the Old Preferred Stock into an aggregate of 58,433,825 shares of common stock and an aggregate cash payment of $4.0 million (iii) receipt by Dune from the tendering holders of Old Notes of the power of attorney set for the below in respect of not less than a majority of the issued and outstanding shares of common stock (after giving effect to the consummation of the Offer) for the purpose of approving the Charter Amendments, as described in the Offering Memorandum, (iv) consents with respect to at least 75% of the aggregate principal amount of the Old Notes approving the Proposed Amendments having been delivered and not revoked prior to the Expiration Date, and (v) all conditions precedent under the Noteholder Restructuring Support Agreement (as defined in the Offering Memorandum) to the closing of the Offer and the support for the Offer by the holders party to the Noteholder Restructuring Support Agreement shall have been satisfied or waived by the holders in accordance with the terms of the Noteholder Restructuring Support Agreement, although Dune may be free to waive certain of these conditions under certain circumstances. The undersigned further understands that if less than 98% of the outstanding Old Notes are tendered into the Offer, the Company may file the Plan of Reorganization.

The undersigned understands that, upon the Terms and subject to the Conditions of the Offer, Old Notes validly tendered and accepted will be exchanged for the consideration. The undersigned understands that, under certain circumstances, Dune may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the Expiration Time). If any Old Notes are not accepted for exchange for any reason, such unexchanged Old Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in this Letter of Transmittal (including without limitation under the heading “Instructions Forming Part of the Terms and Conditions of the Exchange Transaction”) as promptly as practicable after the expiration or termination of the Offer.

The undersigned acknowledges that by tendering its Old Notes into the Offer, it is also consenting to the Proposed Amendments and granting the power of attorney set forth below with respect to all shares of common stock to be received as consideration in the Offer.

Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of Old Notes tendered hereby upon the terms and subject to the conditions of the Offer, the undersigned hereby:

(1)	sells, assigns and transfers to or upon the order of Dune, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Old Notes;

(2)	waives any and all rights with respect to such Old Notes (including any existing or past defaults and their consequences in respect of such Old Notes); and

(3)	releases and discharges Dune and the trustee under the Indenture from any and all claims the undersigned may have now or in the future, arising out of or related to such Old Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Old Notes (other than as expressly provided in the Offering Memorandum and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Old Notes.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in this Letter of Transmittal (including without limitation under the heading “Instructions Forming Part of the Terms and Conditions of the Offer”), if and when accepted by Dune, will constitute a binding agreement between the undersigned and Dune upon the Terms and Conditions.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Old Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of Dune) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)	transfer ownership of such Old Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Dune;

(2)	present such Old Notes for transfer of ownership on the books of Dune;

(3)	deliver to Dune and the trustee under the Indenture this Letter of Transmittal as confirmation of the undersigned’s consent to the Proposed Amendments to the Indenture and the Collateral Agreements;

(4)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes,

all in accordance with the terms of the Offer, as set forth in the Offering Memorandum and this Letter of Transmittal.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees as follows:

(1)	The undersigned (i) has full power and authority to tender the Old Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Old Notes, (ii) has full power and authority to consent to the Proposed Amendments to the Indenture and the Collateral Agreements and (iii) has full power and authority to grant the power of attorney set forth below.

(2)	The Old Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Old Notes by Dune, Dune will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Dune.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Dune to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby, to perfect the undersigned’s consent to the Proposed Amendments or to complete the execution and delivery of the instruments effecting such Proposed Amendments and to effect the Written Consent of Common Stockholders.

(4)	The undersigned has received a copy of the Offering Memorandum and the Plan of Reorganization.

The undersigned acknowledges that:

(1)	None of Dune, the Exchange Agent, or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Dune or the offer or sale of any common stock, New Preferred Stock, New Notes, if any, or the Plan of Reorganization other than the information included in the Offering Memorandum, the Plan of Reorganization and this Letter of Transmittal (in each case, as may be amended or supplemented prior to the Expiration Time).

(2)	Any information it desires concerning Dune and the common stock, New Preferred Stock and New Notes or any other matter relevant to its decision to participate in the Offer is or has been made available to the undersigned.

(3)	Dune will rely upon the truth and accuracy of the acknowledgements, representations and agreements set forth herein.

(4)	The terms and conditions of the Offer, the consents to the Proposed Amendments and the Plan of Reorganization shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

(5)	Its right to withdraw Old Notes tendered (and also thereby revoke the consent deemed delivered with such Old Notes) will expire at the Expiration Time. A withdrawal of Old Notes can only be accomplished in accordance with the procedures described in the section entitled “Description of the Offer—Withdrawal of Tenders; Revocation of Consents” in the Offering Memorandum.

(6)	The Offer is being made to it in reliance on an exemption from registration provided by Section 3(a)(9) of the Securities Act and an exemption from state securities law requirements by virtue of Section 18(b)(4)(C) of the Securities Act. As a result, the consideration issued to it in exchange for its Old Notes may be subject to transfer restrictions. If the Old Notes it tenders in the exchange are freely tradable, the common stock, New Preferred Stock and New Notes, if any, can be transferred freely. If, however, any or all of the Old Notes it tenders are subject to transfer restrictions, for example by virtue of its being an “affiliate” of the Company, within the meaning of Rule 144 under the Securities Act, the common stock, New Preferred Stock and New Notes, if any, will be subject to the same transfer restrictions such Old Notes were subject to immediately prior to being tendered.

The undersigned hereby appoints James A. Watt and Frank T. Smith, Jr., and each of them, any of whom may act without the joinder of the other, as its true and lawful attorneys-in-fact with respect to any and all common stock issued in exchange for Old Notes tendered hereby (with full knowledge that each of James A. Watt and Frank T. Smith, Jr. also acts as the agent of Dune), with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), for it and in its name, place and stead, in any and all capacities, for the sole purpose of signing and delivering the Written Consent of Common Stockholders, with any and all exhibits or amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Unless otherwise indicated under “Special Issuance Instructions,” please credit the DTC account specified therein for any book-entry transfers of Old Notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, please credit the DTC account specified for any book-entry transfers of Old Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance Instructions.”

If both the “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please credit the DTC account for any book-entry transfers of Old Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance Instructions” and “Special Delivery Instructions.”

The undersigned recognizes that Dune has no obligations under the “Special Issuance Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any Old Notes from the holder(s) thereof if Dune does not accept for exchange any of the principal amount of the Old Notes tendered pursuant to this Letter of Transmittal.

The acknowledgments, representations, warranties and agreements of a holder tendering Old Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Time and the effective date of any exchange.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 2, 4 AND 5)		SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if certificates for Old Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Old Notes to:

To be completed ONLY if certificates for Old Notes not accepted for exchange are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney are Confirmed.”

Mail or deliver Old Notes to:

Name:		Name:
	(PLEASE PRINT OR TYPE)		(PLEASE PRINT OR TYPE)
Address:		Address:

	(INCLUDE ZIP CODE)		(INCLUDE ZIP CODE)

	(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER) (Please also complete Substitute Form W-9)		(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to DTC account number set forth below: DTC account number:

IMPORTANT:

PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby (i) tenders, (ii) confirms its consent to the Proposed Amendments to the Indenture and the Collateral Agreements (and to the execution and delivery of the instruments effecting such amendments) and (iii) grants the powers of attorney set forth herein with respect to all shares of common stock to be received as consideration in the Offer with respect to, the principal amount of Old Notes indicated in the table above entitled “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney are Confirmed.”

SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) of Old Notes
X

X

Dated:                                         , 2011

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Dune, submit evidence satisfactory to Dune of such person’s authority so to act.

See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(PLEASE PRINT OR TYPE)

Capacity:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 4.
Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)

Dated: , 2011

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Procedures for Tendering.

The procedures by which you may tender or cause to be tendered Old Notes will depend upon the manner in which you hold the Old Notes, as described below.

Old Notes Held Through a Nominee

If you are a beneficial owner of Old Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Old Notes tendered in the Offer, you must contact your nominee and instruct the nominee to tender such Old Notes, confirm the related consents, and grant the powers of attorney set forth herein on your behalf. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex C for this purpose.

Old Notes Held with DTC

Pursuant to authority granted by DTC, if you are a DTC participant that has Old Notes credited to your DTC account and thereby held of record by DTC’s nominee, you may directly tender your Old Notes, confirm the related consents and grant the powers of attorney set forth herein as if you were the “record” or “registered” holder. Accordingly, references herein to “registered holders” and “record holders” include DTC participants with Old Notes credited to their accounts. The Exchange Agent will make available its general participant account at DTC for the Old Notes for purposes of the Offer.

Any participant in DTC may tender Old Notes, confirm the related consents and grant the powers of attorney set forth herein by effecting a book-entry transfer of the Old Notes to be tendered in the Offer into the account of the Exchange Agent at DTC and either (1) electronically transmitting its acceptance of the Offer through DTC’s ATOP procedures for transfer; or (2) completing and signing this Letter of Transmittal and delivering it, together with any signature guarantees and other required documents, to the Exchange Agent at its address on the front cover page of this Letter of Transmittal, in either case before the Expiration Time.

If ATOP procedures are followed, DTC will verify each acceptance transmitted to it, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an agent’s message to the Exchange Agent. An “agent’s message” is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Old Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Dune may enforce the agreement against the participant. DTC participants following this procedure should allow sufficient time for completion of the ATOP procedures prior to the Expiration Time.

Delivery of Letter of Transmittal

This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP.

Certificates for all physically tendered Old Notes or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the Expiration Time.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Dune or DTC.

The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither Dune nor the Exchange Agent is under any obligation to notify any tendering holder of Dune’s acceptance of tendered Old Notes prior to the Expiration Time.

2. Delivery of Consideration. Common stock, New Preferred Stock and New Notes, if any, will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney are Confirmed.” Failure to do so will render a tender of Old Notes defective and Dune will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any common stock, New Preferred Stock and New Notes, if any, delivered pursuant to the Offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Tenders of Old Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered in respect of which a consent is confirmed and the common stock consideration for which a power of attorney is granted.

4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal each of the terms “registered holder” and “record holder” means an actual owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Old Notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Old Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

•	a bank,

•	a broker, dealer municipal securities dealer, municipal securities broker, government securities dealer or government securities broker,

•	a credit union,

•	a national securities exchange, registered securities association or clearing agency, or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Old Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

Dune will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Old Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Dune, evidence satisfactory to Dune of their authority to so act must be submitted with this Letter of Transmittal.

If you are a beneficial owner of Old Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Old Notes tendered in the Offer, you must contact your nominee and instruct the nominee to tender such Old Notes, confirm the related consents and vote in favor of the Plan of Reorganization on your behalf. You may use the “Beneficial Owner Instruction Letter” attached to this Letter of Transmittal as Annex C for this purpose.

5. Special Issuance and Delivery Instructions. If the common stock, New Preferred Stock and New Notes, if any, are to be registered in the name of a person or delivered to a person or to an address other than as indicated in the table entitled “Description of Old Notes Tendered and in Respect of which Consent and Powers of Attorney are Confirmed,” the signer of this Letter of Transmittal should complete the “Special Issuance Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All Old Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Old Notes were delivered.

6. Transfer Taxes. Dune will pay all transfer taxes, if any, applicable to the transfer and sale of Old Notes to Dune in the Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if common stock, New Preferred Stock and New Notes, if any, in book-entry form are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal, or

•	if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Notes tendered by such holder.

7. U.S. Federal Backup Withholding, Tax Identification Number. U.S. federal income tax law requires that a holder of Old Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.

If a tendering holder does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or a completed IRS Form W-8BEN (“Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding”), such holder may be subject to backup withholding on payments made in exchange for any Old Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of tendered Old Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed Form W-8BEN.

Dune reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by Dune in its sole discretion, which determination will be final and binding. Dune reserves the absolute right to reject any and all tenders of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Dune also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) by Dune shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Dune shall determine. None of Dune, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time or the withdrawal or termination of the Offer.

9. Waiver of Conditions. Dune reserves the absolute right to amend or waive the conditions in the Offer concerning any Old Notes to the extent waivable.

10. Withdrawal. Tenders of Old Notes may be withdrawn prior to the Expiration Time. Any Old Note validly withdrawn pursuant to the terms of the Offer will not be considered tendered for any purpose unless and until such Old Note is again validly tendered pursuant to this Offer. A withdrawal of tenders of Old Notes can only be accomplished in accordance with the procedures described in the section entitled “Description of Offer and Consent Solicitation—Withdrawal of Tenders; Revocation of Consents” in the Offering Memorandum.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal and copies of the instruments setting forth the Proposed Amendments may be directed to the Information Agent at the following address and telephone number:

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll free (866)-470-4200

In order to tender, a holder of Old Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the Offer is:

Global Bondholder Services Corporation

By Hand Delivery, Overnight Courier or Mail:	By Facsimile Transmission (for Eligible Institutions only):

65 Broadway, Suite 404 New York, NY 10006 Attn: Corporate Actions	(212) 430-3775/3779 Attention: Corporate Actions Confirm by telephone: (212) 430-3774

ANNEX A

PAYER’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

Business Name/disregarded entity name, if different from above

Check appropriate box for federal tax classification (required):

☐  Individual/Sole proprietor   ☐  C Corporation  ☐  S  Corporation  ☐  Partnership

☐ Trust/estate ☐ Limited liability company. Enter the tax classification (C= C corporation,

S=S corporation, P = partnership)       ☐ Other (see instructions)

Address

City, State, and ZIP code

PART 1 —

Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. See Annex A. If awaiting TIN, write “Applied For.” Note. If the account is in more than one name, see the chart in guidelines on whose number to enter.

Social Security Number OR Employer Identification Number
PART 2 — For U.S. Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐ See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” attached hereto as Annex A to determine if you are exempt. Foreign persons should use the appropriate Form W-8.

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (defined in Guidelines).

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE of U.S. Person	DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN

PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW “IMPORTANT TAX INFORMATION” ABOVE FOR ADDITIONAL DETAILS.

ANNEX A

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer —Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER of —	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION NUMBER of —
1.	Individual	The individual	7.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8.	A valid trust, estate, or pension trust	Legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4.	a.The usual revocable savings trust (grantor is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11.	Partnership or multi-member LLC	The partnership or LLC

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (See regulation Section 1.671-4(b)(2)(i)(A))	The grantor*	12.	A broker or registered nominee	The broker or nominee

			13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

			14.	Grantor trust filing under Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (See regulation Section 1.671-4(b)(2)(i)(B))	The trust
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the “Business Name/disregarded entity” name line. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title). Also see special rules for partnerships.

*NOTE:	Grantor also must provide a Form W-9 to trustee or trust.
NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3.	Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in Part 2 sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

(1)	An organization exempt from tax under section 501(a) , or
an individual retirement plan (“IRA”), or a custodial
account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or
instrumentalities.

(3)	A State, the District of Columbia, a possession of the
United States, or any of their political subdivisions or
instrumentalities.

(4)	A foreign government or any of its political subdivisions,
agencies or instrumentalities.

(5)	An international organization or any of its agencies or
instrumentalities.

Other payees that may be exempt from backup

withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register
in the United States, the District of Columbia, or a
possession of the United States.

(9)	A futures commission merchant registered with the
Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under
the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section
584(a)

(13)	A financial institution.

(14)	A middleman known in the investment community as a
nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in
section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Privacy Act Notice. Section 6109 requires you to provide your correct TIN to persons who are required to file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, Archer MSA or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE.

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

ANNEX B

THE PROPOSED AMENDMENTS

Dune is proposing to delete certain provisions of the Indenture. To be effective, the Proposed Amendments of the Indenture, other than the release of liens securing collateral on the Old Notes, must receive the Consents of at least a majority of the outstanding aggregate principal amount of the Old Noteholders. The Proposed Amendments of the Indenture relating to the release of liens securing collateral on the Old Notes, including the termination of the Collateral Agreements, must receive the Consents of at least 75% of the aggregate principal amount of the Old Notes.

This section sets forth a brief description of the Proposed Amendments. These summaries are qualified in their entirety by reference to the full and complete provisions contained in the Indenture, the First Supplemental Indenture, dated as of December 30, 2008, by and among the Company, the guarantors named therein and The Bank of New York Mellon, as Trustee and Collateral Agent (the “First Supplemental Indenture”). Old Noteholders that tender their Old Notes in the Offer will, by the act of tendering, be consenting to the Proposed Amendments.

The Proposed Amendments would, among other things, delete the following sections or clauses from the Indenture and all references thereto in their entirety (capitalized terms used in this paragraph but not defined have the meanings assigned to them in the Indenture):

•	Section 4.04, which requires us to pay taxes;

•	Section 4.06, which requires us to deliver certificates;

•	Section 4.08, which requires us to provide certain information and reports to Old Noteholders;

•	Section 4.09, which waives (to the extent permitted by law) the benefit of any stay, extension or usury law;

•	Section 4.10, which limits our ability to make Restricted Payments;

•	Section 4.11, which restricts us, subject to certain exceptions, in our dealings with any Affiliate, unless certain standards are met and certain procedures are followed;

•	Section 4.12, which limits our ability, subject to certain exceptions, to incur Indebtedness;

•

Section 4.13, which limits consensual restrictions on the ability of our Restricted Subsidiaries, subject to certain exceptions to (i) pay dividends or to make other distributions on their Capital Stock, (ii) make loans to, or to pay any Indebtedness owed to, us or any other Restricted Subsidiary, or (iii) transfer any of their assets to us or any other Restricted Subsidiary;

•	Section 4.14, which requires certain of our Restricted Subsidiaries to guarantee the Old Notes;

•	Section 4.17, which limits our ability to place Liens (other than Permitted Liens) on our assets;

•	Section 4.18, which requires us and the Restricted Subsidiaries to engage only in certain types of business;

•	Section 4.19, which, subject to certain exceptions, restricts our ability to issue or sell our Capital Stock;

•	Section 4.20, which limits our ability in certain situations to pay an Old Noteholder for its consent;

•	Section 4.21, which restricts our ability to take actions that would impair the liens securing the collateral on the Old Notes;

•	Section 4.22, which requires us to deliver mortgages and related documents with respect to certain of our real property;

•	Section 4.23, which requires us to deliver mortgages and related documents with respect to certain of our oil and gas assets;

•	Section 4.24, which requires us to deliver mortgages with respect to the our Leased Premises;

•	Section 4.25, which requires us to grant liens with respect to assets or property not covered by the preceding three bullets;

•	Article Five, which restricts our ability to engage in mergers, consolidations and dispositions of assets;

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•

Section 6.01(4), which provides that our failure to make payments due with respect to the maturity of any other Indebtedness, or the acceleration of such Indebtedness prior to the end of 20 days following its maturity, constitutes an Event of Default, provided that the principal amount of the Indebtedness aggregates at least $5.0 million;

•

Section 6.01(5), which provides that our failure to satisfy or stay within 60 days one or more judgments that exceed $5.0 million in the aggregate entered against us or any Restricted Subsidiary constitutes an Event of Default;

•	Section 6.01(6), which provides that our or any Restricted Subsidiary’s insolvency or bankruptcy constitutes an Event of Default;

•	Section 6.01(7), which provides that the entering into of a judgment, decree or order for relief relating to certain involuntary bankruptcy procedures constitutes an Event of Default;

•	Section 6.01(8), which provides that any Collateral Agreement ceasing to be in full force and effect or ceasing to grant the Liens and related powers to the Agent constitutes an Event of Default;

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Section 6.01(9), which provides that the Company or any of the Guarantors contesting the effectiveness, validity, binding nature or enforceability of any Collateral Agreement constitutes an Event of Default;

•	Section 6.01(10), which provides that a Subsidiary Guarantee becoming unenforceable or invalid or ceasing to be in full force and effect constitutes an Event of Default; and

•	Article Twelve, which provides for the conditions and procedures with respect to which the Company must grant a security interest under the Collateral Agreement.

The Proposed Amendments would also provide that each of the existing Collateral Agreements (including the Intercreditor Agreement) will be amended to reflect the transactions described in this Offering Memorandum and Disclosure Statement.

The existing intercreditor agreement governing the Old Notes will be amended to provide that the liens in favor of the Old Noteholders will be terminated.

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ANNEX C

BENEFICIAL OWNER INSTRUCTION LETTER

10 1/2% SENIOR SECURED NOTES DUE 2012

OF

DUNE ENERGY, INC.

Dune Energy, Inc. (“Dune” or the “Company”) is offering to exchange all validly tendered and accepted 10 1/2% Senior Secured Notes due 2012 (the “Old Notes”) for shares of the Company’s common stock, par value $0.001 per share (the “common stock”), shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “New Preferred Stock”) and, at the Company’s option, either Floating Rate Senior Secured Notes due 2016 (the “New Notes”) or cash (collectively, the “consideration”). Subject to the terms and conditions of the Offer described in the accompanying Offering Memorandum and Disclosure Statement dated November 14, 2011 (the “Offering Memorandum”), in exchange for each $1,000 principal amount of Old Notes that is tendered and accepted, each holder of Old Notes (each, a “Holder” and collectively, the “Holders”) will receive 836.8739 shares of common stock, 0.8333 shares of New Preferred Stock and, at the Company’s option, either $166.67 aggregate principal amount of New Notes or a cash payment of $166.67, rounded in each case as described in the Offering Memorandum and Disclosure Statement. No amounts will be paid in connection with such tender for any accrued and unpaid interest on the Old Notes, but interest will be payable on the New Notes, if any, from the date of the issuance of the New Notes. The exchange of the Old Notes for the consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the “Offer.”

Enclosed is a copy of the Letter of Transmittal, Consent and Power of Attorney (the “Letter of Transmittal”) setting forth the procedures for tendering Old Notes, confirming the related consents and granting the powers of attorney set forth therein. These materials are being forwarded to you by the undersigned beneficial owner of the Old Notes held of record by you for the undersigned’s account. A tender of such Old Notes may only be made by you as the holder of record and pursuant to the undersigned’s instructions.

This letter will instruct you as to the action to be taken by you relating to the Offer with respect to the Old Notes held by you for the account of the undersigned.

The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

$                                         of the 10 1/2% Senior Secured Notes due 2012.

With respect to the Offer, the undersigned hereby instructs you to tender the following Old Notes, subject to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal, held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered):

$                                         .

Dated:	, 2011

Signature(s):

Print Name(s) here:

(Print Address(es)):

(Area Code and Telephone Number(s)):

(Tax Identification or Social Security Number(s)):

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